UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2009

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 17, 2009, Bruce Stanski informed KBR, Inc. that he was resigning his employment as KBR’s President, Government and Infrastructure to pursue other opportunities effective as of that date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2009	KBR, INC. By: /s/ Jeffrey B. King Name: Jeffrey B. King Title: Vice President, Public Law